Grant Park Fund

Class A, B, Legacy 2, Global 2 and Global 3 Units

Monthly Performance Report • July 2017



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GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
555 W. Jackson Blvd., Ste 600
Chicago, IL 60661

Market Commentary: July 2017

Currencies: The U.S. dollar weakened against the euro and other major currencies as investors' concerns rose because of an uncertain political environment and the reduced likelihood of any meaningful policy or regulatory reform. The Australian dollar strengthened in reaction to rising oil prices and an optimistic economic assessment from the Reserve Bank of Australia. The Canadian dollar strengthened on strong economic data and a positive outlook from the International Monetary Fund.

Energy: Crude oil prices rose in anticipation that U.S. oil inventories will decline and on intensified efforts by OPEC to reduce global oil supply. Mild weather and rising inventories caused natural gas prices to fall.

Equities: Global equities posted new highs as strong economic reports and stronger-than-expected corporate earnings fueled the continued rally.

Fixed Income: Global fixed income prices reacted to lower-than-expected inflation in the Eurozone, which weakened the case for the European Central Bank to raise interest rates in the near-term. European fixed income markets finished the month slightly higher while U.S. markets were down slightly.

Grains/Foods: Wheat prices fell on weak export demand. Sugar markets rose over eight percent after Brazil announced fuel taxes that are expected to boost demand for ethanol. Soybean markets rose as extreme weather reduced crop yields. Cocoa markets rose on improved demand. Lean hog prices fell over 10% on news of swine flu in Ohio.

Metals: Precious metals markets moved higher after the Federal Reserve expressed uncertainty about future inflation. Base metals prices rose, particularly copper, on expectations of higher demand from China.

A Units (Closed to New Investments)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2017	-2.50%	3.64%	-2.06%	-1.69%	-0.64%	-4.12%	0.34%						**-6.99%**
2016	4.27%	2.95%	-3.01%	-2.03%	-2.12%	5.00%	1.93%	-3.14%	-2.00%	-3.64%	-0.69%	2.21%	**-0.78%**
2015	2.82%	-0.26%	0.36%	-4.01%	-1.46%	-4.64%	2.33%	-6.15%	3.09%	-2.29%	3.44%	-5.70%	**-12.41%**
2014	-4.77%	1.19%	-2.85%	0.12%	0.94%	0.56%	-0.89%	4.22%	2.23%	0.57%	4.92%	0.63%	**6.66%**
2013	1.47%	-2.86%	1.22%	1.01%	-2.83%	-3.12%	-0.24%	-2.22%	-0.87%	1.63%	2.24%	0.89%	**-3.84%**
2012	0.00%	0.80%	-2.21%	0.00%	6.19%	-4.88%	3.56%	-1.30%	-2.13%	-5.64%	-0.63%	0.52%	**-6.13%**
		2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
		10.97%	7.00%	15.25%	20.03%	-7.58%	-3.44%	9.11%	12.63%	19.91%	-9.23%	4.45%	-12.95%

B Units (Closed to New Investments)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2017	-2.55%	3.59%	-2.11%	-1.74%	-0.69%	-4.18%	0.28%						**-7.35%**
2016	4.20%	2.94%	-3.09%	-2.08%	-2.17%	4.89%	1.87%	-3.20%	-2.05%	-3.69%	-0.74%	2.16%	**-1.48%**
2015	2.77%	-0.31%	0.31%	-4.07%	-1.51%	-4.69%	2.27%	-6.20%	3.03%	-2.35%	3.38%	-5.75%	**-12.97%**
2014	-4.83%	1.14%	-2.91%	0.06%	0.89%	0.53%	-0.95%	4.20%	2.19%	0.52%	4.87%	0.58%	**6.07%**
2013	1.42%	-2.91%	1.17%	0.96%	-2.88%	-3.18%	-0.30%	-2.28%	-0.93%	1.58%	2.19%	0.84%	**-4.44%**
2012	-0.06%	0.75%	-2.27%	-0.05%	6.13%	-4.93%	3.51%	-1.36%	-2.19%	-5.69%	-0.68%	0.46%	**-6.74%**
					2003	2004	2005	2006	2007	2008	2009	2010	2011
					7.66%	-8.40%	-4.25%	8.28%	11.76%	18.88%	-9.87%	3.80%	-13.52%

Legacy 2 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2017	-2.33%	3.82%	-1.89%	-1.52%	-0.47%	-3.96%	0.51%						**-5.87%**
2016	4.25%	3.04%	-2.63%	-1.87%	-1.95%	5.12%	2.10%	-2.98%	-1.83%	-3.47%	-0.52%	2.39%	**1.14%**
2015	2.89%	-0.06%	0.50%	-3.83%	-1.29%	-4.47%	2.50%	-5.99%	3.26%	-2.13%	3.61%	-5.53%	**-10.66%**
2014	-4.61%	1.37%	-2.68%	0.29%	1.07%	0.70%	-0.72%	4.34%	2.39%	0.75%	5.03%	0.71%	**8.55%**
2013	1.64%	-2.70%	1.39%	1.17%	-2.67%	-2.93%	-0.07%	-2.06%	-0.70%	1.78%	2.36%	1.04%	**-1.95%**
2012	0.17%	0.98%	-2.04%	0.16%	6.16%	-4.60%	3.71%	-1.12%	-1.94%	-5.47%	-0.46%	0.69%	**-4.26%**
											2009	2010	2011
											-3.55%	5.73%	-11.45%

Global 2 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2017	-2.29%	3.75%	-1.81%	-1.46%	-0.41%	-3.85%	0.56%						**-5.55%**
2016	4.37%	3.17%	-2.40%	-1.85%	-2.27%	6.02%	2.16%	-2.96%	-1.78%	-3.37%	-0.46%	2.42%	**2.51%**
2015	2.96%	-0.01%	0.55%	-3.83%	-1.29%	-4.45%	2.48%	-6.05%	3.25%	-2.11%	3.54%	-5.56%	**-10.64%**
2014	-4.61%	1.37%	-2.66%	0.34%	1.13%	0.74%	-0.68%	4.28%	2.37%	0.79%	5.32%	0.79%	**9.14%**
2013	1.67%	-2.65%	1.45%	1.20%	-2.63%	-2.85%	-0.02%	-2.02%	-0.65%	1.75%	2.36%	1.14%	**-1.44%**
2012	0.37%	0.94%	-1.99%	0.25%	6.27%	-4.59%	3.80%	-1.16%	-1.85%	-5.38%	-0.45%	0.75%	**-3.55%**
											2009	2010	2011
											-4.64%	2.56%	-11.43%

Global 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2017	-2.43%	3.60%	-1.96%	-1.61%	-0.56%	-3.99%	0.41%						**-6.52%**
2016	4.24%	3.05%	-2.54%	-2.01%	-2.41%	5.90%	2.01%	-3.11%	-1.92%	-3.51%	-0.61%	2.27%	**0.80%**
2015	2.83%	-0.14%	0.42%	-3.99%	-1.43%	-4.59%	2.33%	-6.18%	3.10%	-2.25%	3.39%	-5.70%	**-12.16%**
2014	-4.75%	1.23%	-2.81%	0.20%	1.00%	0.60%	-0.82%	4.19%	2.25%	0.65%	5.24%	0.66%	**7.46%**
2013	1.53%	-2.79%	1.30%	1.06%	-2.76%	-3.01%	-0.17%	-2.17%	-0.79%	1.64%	2.25%	1.01%	**-3.06%**
2012	0.22%	0.79%	-2.13%	0.10%	6.16%	-4.73%	3.66%	-1.31%	-2.00%	-5.52%	-0.60%	0.60%	**-5.19%**
											2009	2010	2011
											-6.04%	0.68%	-13.05%

A, B and Legacy Units

Trading Performance by Sector


15%
10%
5%
0%
-5%
-10%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
July
2017

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Foods	Metals
26%	8%	29%	14%	11%	12%

Global Units

Trading Performance by Sector


15%
10%
5%
0%
-5%
-10%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
July
2017

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Foods	Metals
26%	8%	29%	14%	11%	12%

Sector Positions at Month-End


Commodities 31%
Financials 69%
Energy 8%
Grains 11%
Metals 12%
Currencies 26%
Equities 29%
Fixed Income 14%
Aug 16
Sep 16
Oct 16
Nov 16
Dec 16
Jan 17
Feb 17
Mar 17
Apr 17
May 17
June 17
July 17
Short position
Long position

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

Grant Park Fund At-A-Glance

Product	Legacy Units	Global Units		A and B Units
Class	2	2	3	Closed to New Investment
Account Type	Fee-based	Fee-based	Commission-based	
Minimum Investment	$10,000	$5,000	$5,000	
Retirement Account	$1,000	$1,000	$1,000	
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years.	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.		
Breakeven Level	4.20%	3.60%	7.02%	
Redemptions	Monthly after 90 days	Monthly after 90 days	Monthly after 90 days	
Penalty	No	No	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	6	6	
Eligibility	The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.	The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.		

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - July 2017	
Total Fund Assets (A,B, Legacy, Global)	$126M
12-Month Return	-13.64%
Average 12-Month Return	13.36%
36-Month Cumulative Return	-8.55%
60-Month Cumulative Return	-24.52%
Compounded Annualized ROR	9.39%
3-Year Compounded Annualized ROR	-2.94%
5-Year Compounded Annualized ROR	-5.47%
10-Year Compounded Annualized ROR	-1.63%
Worst Drawdown (5/89 - 10/89)	-38.87%
Worst Drawdown Last 5 Years (12/08 - 6/17)	-35.99%
Average 1-month Gain	5.75%
Average 1-month Loss	-3.95%
# of Winning Months	175
# of Losing Months	168

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] July 2007 - June 2017		
↑↓	Moved in Opposite Directions	47%
↑↑	Positive Results for Both	32%
↓↓	Negative Results for Both	21%

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.